                                                                   EXHIBIT 10.17

                                   AGREEMENT


     This Agreement, made this 21st day of November 1995, by and between ENACT Health Management Systems (formerly Enact Products Inc.), a California corporation having its principal place of business at 1975 West El Camino Real #306, Mountain View, CA 94040, U.S.A. (hereinafter called Enact) and Teijin Limited, a Japanese Corporation having its principal place of business at 6-7 Minamihonmachi 1-chome, Chuo-ku, Osaka 541, Japan (hereinafter called Teijin),

                                  WITNESSETH:

     WHEREAS, both parties hereto are engaged in the design, development, manufacture, and sale of certain health care medical equipment and its computer systems;

     WHEREAS, both parties hereto executed the MEMORANDUM dated September 21, 1995 for the cooperative development of a peak-flow monitor and its computer systems for the Japanese market and the SECOND MEMORANDUM dated November 2, 1995 for the extension of the MEMORANDUM (hereinafter collectively called MEMORANDUM);

     WHEREAS, Teijin has paid Enact [                               *
          ] and is conducting the Pilot Study (as hereinafter defined) in accordance with the MEMORANDUM; and

     WHEREAS, both parties hereto desire to execute a formal agreement with respect to such equipment and its computer systems in accordance with the MEMORANDUM;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows;

                             Article 1 - Definition
                             ----------------------


     1.1 As used in this Agreement, the following terms have the following meanings respectively:

          (1) "Base Product" shall mean a peak-flow monitor, its computer system and their improvements for the U.S. market for respiratory diseases developed by Enact as described in Exhibit A attached hereto.

          (2) "Final Product" shall mean a peak-flow monitor and its computer system for the Market (as hereinafter defined) developed by both parties based on the Base Product as described in Exhibit B attached hereto.

          (3) "Market" shall mean the market for patient monitoring in Japan in the area of respiratory diseases including, but not limited to, asthma and chronic obstructive pulmonary disease.

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          (4) "Development" shall mean the cooperative development of the Final
Product for the Market, including, but not limited to, the Pilot Study (as hereinafter defined) and the Clinical Trial (as hereinafter defined). It consists of the following phases.

               Phase I:  the cooperative business development
                         Stage I:       the Pilot Study
                         Stage II:      the Clinical Trial
               Phase II: the commercialization

     A summary of Teijin's Initial Development plan for the Teijin Asthma Monitoring System is attached hereto as Exhibit C.

[*]

[*]

                          Article 2 - Subject Matter
                          --------------------------

     2.1 Subject to the terms and conditions of this Agreement, both parties hereto shall collaborate with each other in carrying out the Development under this Agreement.

                  Article 3 - Assignment of Teijin and Enact
                  -------------------------------------------

     3.1  The major assignment of both parties hereto is as follows:


          For Enact:          1) Supply of the Base Product for the Pilot Study
                                 and Client Trial;

                              2) Supply of technology and technical support for
                                 Teijin's modification of the Base Product and/or Final Product as provided in Section 4.2 only for the purpose of conducting the Pilot Study and Clinical Trial; *

                              3) Improvements of the peak-flow monitor of the
                                 Base Product, which are (i) included in the standard monitor made and marketed by Enact, and/or (ii) improvements to the Base Product made by Enact to comply with Japanese Telephony standards to qualify such Base Product for use in the Pilot Study, and/or to obtain JATE (Japan Approvals Institute for Telecommunications Equipment) approval for the Base Product prior to such Pilot Study, and as described in Exhibit B attached hereto;

                              4) Commercial supply of the Final Product for the
                                 Market;

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          *Note:             5)  For modification purpose, Enact agrees that
                                 Teijin uses and modifies source code of the computer system of the Base Product as described in Section 9.1.

          For Teijin:        6)  Test and Evaluation of the Base Product and/or
                                 Final Product;

                             7)  Conduct of the Pilot Study and Clinical Trial;

                             8) Development of Teijin's monitoring services program and modification of the computer system based on the results from the Pilot Study for the Japanese language, Japanese software (database, operating system, etc.) and Market requirements;

                             9)  Obtaining of the Koseisho import and/or
                                 manufacturing approval of the Base Product and/or Final Product;

                             10) Application for Koseisho reimbursement of the
                                 Final Product.

     3.2 Both parties hereto shall cooperate with each other in carrying out the Development in addition to the major assignment stipulated above.

                    Article 4  - Support to Teijin by Enact
                    ---------------------------------------

     4.1 Enact shall provide the Base Product to Teijin for the Pilot Study and/or Clinical Trial and the total quantities are one thousand (1,000) peak-flow monitor units and one (1) computer system, provided, however, that such quantities include ten (10) units peak-flow monitors to have been provided under the MEMORANDUM.

     4.2 Enact agrees to provide training and technical support as reasonably requested by Teijin. Unless otherwise agreed, such training will be at Enact's facilities. Teijin agrees to train personnel in the use and support of the Base Product and/or Final Product on an ongoing basis in order to reduce the amount of Enact's technical support.

     Upon reasonable advance written request made by Teijin during the five (5)
year period from the date hereof, Enact will send to Teijin [                 *
        ] of Enact for maximum [* * *] per one stay to provide Teijin with
technical support.  However, such sending by Enact shall not exceed [         *
                           ]

     In the event that support to Teijin exceeds [                            *
                          ]  Enact and Teijin will agree on fair compensation to
Enact, but not to exceed the equivalent of [                                  *
        ] For the purpose of this paragraph of Section 4.2, "support" shall not include improvements and/or modifications of the defective Base Product and/or Final Product.

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                          Article 5 - Progress Report
                          ---------------------------

     5.1 Each party hereto shall make and send to the other party a progress report, within one (1) month after the end of every calendar quarter during the term of this Agreement, stating the situation of the development made by it during the preceding calendar quarter.

                            Article 6 - Alteration
                            ----------------------

     6.1 In case Teijin wishes Enact to make changes or modifications to the basic design of the Base Product and/or Final Product in connection with the Development, Enact and Teijin shall evaluate such change or modification and reach agreement as to such change or modification.

     6.2 With respect to any changes made or proposed by Enact which affect the form, fit or function of the Base Product and/or Final Product, Enact agrees to notify Teijin of all such modifications as soon as reasonably possible, but in any case within ten (10) days of issue of a release notice to Enact's manufacturing facility, by transmitting to Teijin the engineering drawings along with a release notice or change order.

               Article 7 - Milestone Payments and Share of Costs
               -------------------------------------------------

     7.1 Teijin shall make the following milestone payments for (i) the supply of a computer system and peak-flow monitors under Section 4.1 and (ii) expenses for the development in ENACT and (iii) the right to develop and commercialize the Base Product and/or Final Product as described elsewhere herein.

          1)   First Payment:         [*]



          2)   Second Payment:        [*]




          3)   Third Payment:         [*]




     7.2 Each party hereto shall bear any cost arising from its own activities hereunder.

     7.3 As for the amount of the first and second milestone payments made by Teijin to Enact in accordance with the MEMORANDUM and Section 7.1 hereof (excluding the third milestone payment), Enact agrees to send to Teijin a report which shows the details of Enact's activities and related expenses hereunder for every calendar quarter.

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     7.4  The third milestone payment to enact shall be made after the deduction of withholding taxes duly levied in Japan on payments to the extent that the tax credit may be obtained under the convention for the avoidance of double taxation between the governments of U.S.A. and Japan. Teijin agrees to secure for Enact tax receipt acceptable to U.S. tax authorities for the said tax purpose and send it to Enact within sixty (60) days after such payment. Subject to Enact's compliance with Section 7.3 hereof, Teijin agrees to indemnify Enact against any deductions from the payments to Enact under Section 7.1.

                         Article 8 - Result and Patent
                         -----------------------------

     ENACT has title and ownership to all intellectual property in the Base Product. If in the course of the Development any new intellectual property is created, the following provisions shall apply:

     8.1 The result made solely by either party hereto shall be the sole and exclusive property of such party, and the result made jointly by both parties hereto shall be the common property of such both parties.

     8.2 Both parties hereto will cooperate to file patents for any invention solely owned by Enact in Japan and any such patents shall be filed by and in the name of Enact.

     8.3 The patent on any joint inventions (hereinafter "Joint Patent") shall be filed by both parties hereto in any country. Any expenses to be incurred in filing and maintaining the Joint Patent shall be born equally by both parties hereto. If either of the parties hereto has no intention to file the Joint Patent in a country or countries, such party (hereinafter "Non-Desiring Party") shall notify its intentions to the other party of as soon as possible. After receipt of such notice from the Non-Desiring Party or after failure of either party to notify the other party of its intention to join within thirty (30) days from the delivery of written notice by such other party expressing its desire to file the Joint Patent in a country or countries (hereinafter "Desiring Party"), which comes earlier, the Desiring Party has the right to file the Joint Patent in its single name in such country or countries.

     8.4 Should either party hereto intend to withdraw or abandon its patent, the party shall notify the other party of its intentions and provide an opportunity for such other party to acquire the subject patent in its single name.

                         Article 9 - Commercial Rights
                         -----------------------------

     9.1 Enact hereby grants to Teijin and its subsidiaries an exclusive license during the term of this Agreement under copyrights, trade secrets, patents, patent applications and other intellectual property rights embodied in the Base Product and Final Product as provided to Teijin by Enact for the Market and only for the purpose of conducting the Pilot Study and the Clinical Trial. Such license shall include a right to modify the source code provided by Enact and make object code copies thereof, but only for the above purposes. An additional license to use and sell the Base Product and Final Product for the Market will be granted only as part of the agreement referenced in Sections 9.2 or 9.3. All licenses granted hereunder or in the future are limited to the Market.

     9.2 If Teijin decides to commercialize the Base Product and/or Final Product based upon the fact that the Koseisho reimbursement will be obtained as the result of the Clinical Trial by Teijin, both parties hereto shall enter into a distribution agreement for the Base Product and/or Final Product in Japan. Such an agreement shall includes the following items:

          1)   Royalty:            principally [        *              ] on
                                   the net sales of Teijin's Final Product and services depending upon the business forecast which will be influenced by three factors;
                                   reimbursement, technical advantage and market competition

          2)   Transfer Price:     [                    *               ] agreed
                                   upon between the parties, for the commercial sale by Teijin in Japan

          3)   Specification:      To be agreed

          4)   Warranty:           To be agreed

          5)   Maintenance:        To be agreed


     9.3 If Teijin decides to commercialize the Base Product and/or Final Product before obtaining of the Koseisho reimbursement as the result of the Clinical Trial by Teijin, both parties hereto shall negotiate an appropriate agreement. The terms and conditions of such an agreement shall be separately agreed upon between the parties hereto.

     9.4 Teijin hereby grants to Enact a non-exclusive, worldwide right under the copyrights, trade secrets, patents, patent applications and other intellectual property rights embodied in any modifications to the Base Product and/or Final Product made by Teijin during the term of this Agreement.

           Article 10 - Infringement of Intellectual Property Right
           --------------------------------------------------------

     10.1 Enact agrees to manufacture the Base Product and/or Final Product without knowingly infringing any third party's patent, patent application and/or other intellectual property rights, and indemnify and save Teijin harmless from any liability, costs and/or expenses resulting from any claim that the Base Product and/or Final Product infringe any third party's United States patent, patent application and/or other intellectual property rights or any claim based upon a Japanese third party's right which is equivalent in scope to such a U.S. right. Enact's obligation under this Section 10.1 shall not exceed one-half (1/2) of the total amount paid by Teijin to Enact under this Agreement and a distribution agreement separately executed by both parties hereto but excluding the amounts of the first and second milestone payments hereunder. For such indemnity to be effective, Enact must be promptly notified and rendered reasonable assistance by Teijin (at Enact's expense). In the event Enact wishes to minimize its potential liability hereunder Enact

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may, at its option, either: (i) substitute fully equivalent non-infringing units or the Final Product; (ii) modify the infringing Final Product so that it no longer infringes but remains functionally equivalent; or (iii) obtain for Teijin or its customers, at Enact's expense, the rights to continue use of such Final Product. The indemnity shall not apply to any infringement that would not have arisen but for modifications made by, or requested by, Teijin or that results from the integration of the Base Product and/or Final Product with products of the third parties.

     10.2 In the event that either party hereto becomes aware of any infringement of solely or jointly owned patent in Japan, the party becoming aware of such situation shall promptly notify the other party in writing. If either party hereto decides to sue any third party for an infringement action, the other party shall join in such actions. [*]


                  Article 11 - Indemnification and Liability
                  ------------------------------------------

     11.1 Except for the limitations, to which Teijin acknowledges and agrees, in Enact's then current: (i) directions and instructions for the use of the Base Product and/or Final Product (ii) terms and conditions of enrollment, and standard warranty of the Base Product and/or Final Product (attached to them), Enact shall be liable for, indemnify, defend and hold harmless Teijin from and against any and all liabilities, damages, losses, costs and expenses (excluding product liabilities) relating to the use, repair or replacement of, or refund of amounts paid for, the Base Product and/or Final Product.

     Except for the matters covered by the above paragraph of this Section 11.1, Enact shall be liable for, indemnify, defend and hold harmless Teijin from and against any and all liabilities, injuries, damages, losses, claims, suits, costs and expenses (including attorney's fees) caused by a defect of the Base Product and/or Final Product supplied by Enact. Enact's obligation shall be limited to the amount stipulated in Section 10.1 hereof.

     11.2 Teijin shall indemnify, hold harmless and defend Enact from and against any and all claims or losses and the associated costs and expenses (including attorney's fees), which it may incur or become responsible for in connection with the Pilot Study, Clinical Trial or other activity conducted by Teijin with respect to the Base Product or Final Product. Such indemnity shall not cover matters covered under Sections 10.1 and 11.1.

     11.3 If it is not obvious that which party may become responsible for claims, losses, costs and/or expenses in connection with the activities hereunder, Enact and Teijin shall negotiate a treatment about such claims, losses, costs and/or expenses in good faith.

     11.4 Each party agrees that any indemnity under this Agreement shall be conditioned upon the indemnifying party receiving prompt notice and reasonable assistance from the indemnified party (at the indemnified party's expense) of the matter in question. Each party agrees that it shall not settle any indemnified mater with any third party without the consent of the other party.

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                 Article 12 - Development with Any Third Party
                 ---------------------------------------------

     12.1 Neither party hereto may cooperate with any third party during the term of this Agreement, in any field concerning the Development for the Market or any development for the same purpose as described herein; provided, however, that each party hereto may develop and commercialize any product and/or service not to be based upon the other party's technology disclosed to it hereunder but to be based upon its own technology to be developed independently. Such product and/or service shall not directly compete with the Base Product and/or Final Product.

                           Article 13 - Termination
                           ------------------------

     13.1 Teijin has the right to evaluate the progress and result of the Development at any milestone stipulated in Section 7.1 hereof. If such progress and/or result are unsatisfactory to Teijin, Teijin may terminate this Agreement at any time. Thereafter, Teijin will have no obligation to pay the remainder of the milestone payments stipulated in Section 7.1 hereof.

     13.2 Enact may terminate this Agreement at any time in the event that; (i) Teijin has neither obtained the Koseisho approval by October 31, 2000, nor come to an agreement with Enact under Section 9.3 which is satisfactory to Enact, or
(ii) Teijin breaches the scope of the license under Section 9.1 or the confidentiality provisions under Article 14. Thereafter, all Teijin's rights hereunder shall terminate immediately, and Teijin shall return to Enact the source code and all other confidential information provided by Enact in any form.

     13.3 In the event that either party hereto, at any time during the term of this Agreement, commits the material breach of any provision hereunder, and fails to rectify such breach within sixty (60) days from the receipt of written notice from the other party, such other party may terminate this Agreement forthwith by notice in writing to the breaching party, and then any right of such breaching party under this Agreement shall cease forthwith. Any termination as provided hereunder shall not prejudice any cause of action or claim of the other party.

     13.4 Should either party hereto become insolvent or make an assignment for the benefit of creditors, or should proceedings in voluntary or involuntary bankruptcy be instituted on behalf or against either party, or should a receiver or trustee of either party's property be appointed, then the other party has the right to terminate this Agreement forthwith.

                         Article 14 - Confidentiality
                         ----------------------------

     14.1 Either party hereto shall keep secret and confidential any and all information and data disclosed by the other party hereunder and any result arising from the Development, and shall not disclose the same to any third party excluding its subsidiaries. However, such information, data and/or result may be disclosed insofar as such disclosure is necessary for purposes hereof.
Unless otherwise agreed upon between the parties hereto, either party hereto shall not use such information, data and/or result for any purpose other than specifically provided herein. The foregoing shall not, however, apply to any information, data and/or result which:

           (a) is or becomes public knowledge other than by default on the part of the receiving party;

           (b) can be established by competent proof to have been in the possession of the receiving party at the time of disclosure to it, or

           (c) is received from bona fide third party having free right of disposal thereof.

     This secrecy and non-use obligations shall remain in effect for a period of five (5) years after expiration or earlier termination of this Agreement.

     14.2 Teijin agrees that it shall protect and cause its subsidiaries to protect all information provided by Enact in the same manner as they would protect their own information of similar type. In particular, Teijin and its subsidiaries shall allow access to such information only to their employees and contractors who are under legal obligations to protect the secrecy of such information. Source code shall in all cases be kept in locked, restricted access room and be treated as confidential. Source code may not be copied and shall be provided only to Teijin's and it subsidiaries' employees with a need to access to such software for purposes hereof. All modifications can be made except for the purposes of this Agreement. Enact agrees to comply with similar restrictions in the event that source code or similar confidential information is provided to it by Teijin.

                 Article 15 - Survival Rights and Obligations
                 --------------------------------------------

     15.1 Articles 9 (Result and Patent), 10 (Infringement of Intellectual Property Rights), 11 (Indemnification and Liability), 14 (Confidentiality), 19 (Governing Law), 20 (Arbitration) and 21 (Notice) shall remain in effect as long as necessary after expiration or earlier termination of this Agreement.

     15.2 In case of any termination of this Agreement based upon a breach by either party, the parties shall negotiate in good faith a right and license under solely owned result by either party hereunder respectively. However, neither party shall be obliged to enter into such an agreement.

                  Article 16 - Assignment to Any Third Party
                  ------------------------------------------

     16.1 Neither party hereto shall assign this Agreement nor any of the rights and obligation arising hereunder in whole or in part to any third party excluding it subsidiaries without the prior written consent of the other party, and any attempted assignment in violation of this Article shall be void provided that Enact may assign this Agreement to any party which acquires the business of Enact which is the subject of this Agreement.

                          Article 17 - Force Majeure
                          --------------------------

     17.1 Neither party hereto shall be liable for failure to perform its obligation hereunder due to riot, explosion, war, fire, flood, earthquake, acts of God, strike, lockout or other labor troubles, acts or non-acts of the government or any other causes beyond the control of the party,

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and the performance of its obligation hereunder shall be suspended during the existence of such causes, provided, however, that if such suspension exceeds three (3) months, the other party has the right to terminate this Agreement by at least thirty (30) days' notice in writing to the party suspending the performance of the obligation.

                               Article 18 - Term
                               -----------------


     18.1 This Agreement shall become effective on the date first above written and shall continue in full force for a period of ten (10) years, unless earlier terminated under this Agreement. The term of this Agreement may be extended by prior mutual agreement in writing of both parties hereto for a mutually agreed period.

                          Article 19 - Governing Law
                          --------------------------

     19.1 This Agreement shall be governed by and construed in accordance with the laws of the State of California, U.S.A.

                           Article 20 - Arbitration
                           ------------------------

     20.1 All disputes, controversies or differences which may arise between the parties hereto, in connection with this Agreement, or for the breach thereof, shall be finally settled by arbitration in accordance with the rules of the Conciliation and Arbitration of the International Chamber of Commerce. The arbitration shall be held in Honolulu, U.S.A.

                              Article 21 - Notice
                              -------------------

     21.1 All notices and other communications required or permitted to be given hereunder shall be in writing and in the English language and shall be deemed given seven (7) days after they are dispatched by postage prepaid and registered airmail, addressed as follows:

           To Teijin:     1-1, Uchisaiwaicho 2-chome, Chiyoda-ku,
                          Tokyo 100, Japan
                          Attn: General Manager of Home Health Care Planning
                          Department

           To Enact:      1975 West El Camino Real #306
                          Mountain View, CA  94040
                          Attn:  Chief Financial Officer

                             Article 22 - Damages
                             --------------------

     22.1 NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS FOR ANY REASON OR CAUSE OF ACTION.

                      Article 23 - Another Collaboration
                      ----------------------------------

     23.1 Both parties hereto shall use their reasonable efforts to find a chance of another collaboration in addition to the Development.

                         Article 24 - Public Releases
                         ----------------------------

     24.1 Neither party shall make a public release relating to the execution of this Agreement or the terms thereof without the prior written consent of the other party; provided, however, that with respect to any required release of information to the U.S. Securities and Exchange Commission, the filing party need only provide the non-filing party with a reasonable prior opportunity to review the release.

     IN WITNESS HEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized representatives as of the day and year first above written.

Enact Health Management Systems                Teijin Limited


By:______________________________________      By:______________________________
                  Matthew Sanders                            Masao Matsuzaki

Title:  President                              Title:  Senior Managing Director

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